Confidential 1 AGREEMENT for Engineering, Procurement, and Construction Services Between American Centrifuge Operating, LLC and Fluor Federal Services, Inc. Contract Number #_________________________________ Modification Number __0___________________________ Effective Date: ____________________________________ Period of Performance: From: _________________ To: ___________________ Contract Value $________________________ Total Funding $_________________ NOTICE: THIS AGREEMENT CONTAINS PROVISIONS WHEREBY ONE PARTY ASSUMES THE LIABILITY OF THE OTHER PARTY OR WAIVES OR RELEASES THE OTHER PARTY FROM DAMAGES OR LIABILITY THAT MAY ARISE OUT OF THE OTHER PARTY’S NEGLIGENCE. EACH PARTY HAS CAREFULLY REVIEWED THESE PROVISIONS AND AGREES THAT THESE PROVISIONS ARE CONSPICUOUS AND THAT EACH PARTY HAS FAIR NOTICE OF THESE PROVISIONS. THE SYMBOL “[*****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) THE TYPE OF INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL

Confidential 2 This agreement for the performance of Engineering, Procurement, and Construction Services (“Agreement”) is executed and made effective as of the date of the last signature, between American Centrifuge Operating, LLC (“Company” or “ACO”) and Fluor Federal Services, Inc. (“Contractor” or “Fluor”). Company and Contractor may be referred to individually as a “Party” or collectively as “Parties”. In consideration of the covenants hereinafter set forth, Parties mutually agree as follows: I. Definitions 1. “Business Day” means any day except Saturday, Sunday, and days covered by the Federal Reserve Financial Services FedCash Holiday Schedule. 2. “Change Order” means the formal written alterations of or additions to the scope of Facilities within the scope of the Services or the scope of Services as described in Section II.5, which are separate and distinct from modifications to the terms, conditions, or Exhibits as further described in Section II.5. 3. “Construction Commissioning” means, for a system, facility, or portion of the Facilities, Contractor performing initial functional testing, conduct equipment and system checks, and otherwise reasonably confirming readiness for Company’s pre-operational commissioning. Construction Commissioning is limited to the scope expressly identified in Exhibit 1 and shall include development of plans and test packages and verification of system readiness. 4. “Construction Commissioning Completion” means the stage at which Contractor has, for an Item (i) completed Construction Commissioning activities required for the Item; (ii) provided all required test results, records, and commissioning documentation for the Item, (iii) resolved punchlist items (other than those agreed to remain open) for the Item, and (iv) reasonably demonstrated readiness for Company’s pre-operational commissioning for the Item. 5. “Contamination” means any hazardous or toxic substance, radioactive material or isotope, pollutant, or contaminate. 6. “Contractor Contamination” means Contamination introduced or created at the Project site by of Contractor or its subcontractors in connection with the Services. 7. “Contractor-Caused Contamination” means any Contractor Contamination that is by Willful Misconduct or through gross negligence introduced, created, or released by the Contractor or its subcontractors at the Project site in connection with the Services and any Preexisting Contamination that is by Willful Misconduct or through gross negligence exacerbated by the Contractor or its subcontractors in connection with the Services. 8. “Days” or “days” means calendar days unless expressly provided otherwise. 9. “Defect” means any error, omission, deficiency, nonconformity, or failure in the Services or Supplies that does not comply with Agreement requirements. 10. “Fluor Entities” or “Contractor Entities” means Contractor, its officers, directors, employees, parent and controlled subsidiary entities (to the extent such entities are involved in the performance of Services), Fluor Daniel Engineering, Inc., TRS Staffing Solutions, Inc., and Contractor’s subcontractors and suppliers of any tier performing Services hereunder. 11. “Item” means a system, facility, or other portion of the Facilities within the scope of the Services. 12. “Mechanical Completion” means the stage at which an Item has been mechanically and structurally completed in accordance with the applicable design (including all construction, installation, erection, and assembly activities except for minor punchlist items), all equipment is installed and connected for the Item, and all required

Confidential 3 construction and static tests have been satisfactorily performed for the Item, all required QA/QC documentation has been delivered to Company for the Item, and such Item is ready to begin Construction Commissioning. 13. “Preexisting Contamination” means any Contamination present at the Project site that existed at the Project site prior to Contractor’s commencement of physical work. 14. “Refurbishment” means any Services to restore or repair specific Company-identified Company or Government owned or furnished Supplies on site at the Facilities into good working condition. 15. “Reimbursable Costs” means all Contractor costs, incurred or paid by Contractor, for which Contractor shall be compensated under this Agreement by Company in accordance with Article III, with the exception of any cost expressly stated in the Agreement to be a Contractor cost. 16. “Standard of Care” means the degree of skill, care, and diligence ordinarily exercised by reputable engineering, procurement, and construction firms performing services of similar type, size, complexity, and location under similar circumstances. 17. “Supplies” means all tangible property except land or interest in land that Contractor procures, or Contractor’s subcontractors and suppliers procure, under this Agreement as part of the Services. Supplies include without limitation buildings, facilities, equipment, machine tools, and the alteration of the foregoing. Unless otherwise agreed, Supplies shall not include Contractor’s temporary facilities or consumables, all of which shall remain the property of Contractor; generally, Supplies shall include those items purchased, not rented, for the Project. 18. “Turnover” means the stage at which (i) an Item has achieved Construction Commissioning Completion, (ii) Contractor has delivered all turnover documentation required hereunder for such Item, and (iii) Company accepts such turnover for such Item in writing. 19. “Management Employee” or “Management Employees” means a Senior Vice President of Contractor performing Services under Agreement or a Contractor employee holding one of the positions listed on Contractor’s Centrus Project Management Organization Chart, Exhibit 9. 20. “Managed Party” or “Managed Parties” means any other party or individual under the control of Contractor and performing Services under Agreement. 21. “Company Manager” means (i) an employee of Company or another Company contractor or subcontractor at any tier, (ii) holding a job title equal to or more senior than Director, and (iii) having job responsibilities relating to the Project. 22. “Willful Misconduct” means intentional disregard by either a Management Employee, a Managed Party, or a Company Manager of the standard of care that a reasonably prudent person would exercise, with reckless disregard for the consequences thereof. II. Scope of Services 1. Description of Services A. Contractor shall perform engineering, procurement, and construction services and deliver Supplies as set forth in the Exhibit 1 (hereinafter referred to as the “Services”) in connection with Company’s Piketon, Ohio Facilities (the “Facilities”) with respect to the Company’s Low-Enriched Uranium and High-Assay Low Enriched Uranium production expansion project (the “Project”). B. Parties understand that this Agreement and Contractor’s strategies to execute and complete the Services are based on assumptions documented in Exhibit 2.

Confidential 4 C. Contractor shall adhere to and satisfy the quality requirements defined on Exhibit 7 and the data security requirements defined on Exhibit 8. 2. Performance and Information. A. Performance. 1) Contractor shall perform the Services (i) in a commercially reasonable manner, (ii) in accordance with the Standard of Care, (iii) consistently with the work authorization process as set forth in and required by this Agreement, and (iv) in accordance with applicable law and regulation. Notwithstanding any other term in this Agreement, Contractor is not obligated to perform the Services or any particular services for any set price or schedule. 2) The Parties anticipate that Company will authorize funds incrementally to the Agreement. The Parties anticipate that funding will be added to the Agreement by Company in accordance with and based on agreed Project stage gates (e.g., the estimated value of Front-End Engineering and Design (“FEED”) at the commencement of FEED). Contractor shall not continue performance beyond such Company- authorized funding. Contractor will notify the Company Representative in writing whenever it has reason to believe that the costs it expects to incur under this Agreement in the next thirty days, when added to all costs previously incurred, will exceed eighty percent (80%) of the total amount so far allotted by Company to the Agreement. Such Contractor notification will include the estimated amounts of additional funding required to continue Contractor’s performance of the Services for the period specified in the Project schedule (“Funding”) and the estimated date when one hundred percent (100%) of the total amount allotted to the Agreement will be reached to include all amounts due Contractor in accordance with Article III; such Project schedule may, without limitation, include Contractor’s demobilization. Within fifteen (15) days of Contractor’s notification under this Section, Company shall respond in writing indicating whether Company intends to (i) add the Funding (or a different amount of funds) to the Agreement or (ii) terminate the Agreement for convenience as of a specified date or amount of remaining funds. B. Information. 1) In the performance of Services, including the delivery of any related Supplies, Parties understand and agree Contractor will be supplied with certain information and/or data by Company and/or others identified in advance in writing by Company, and Contractor will rely on such information and/or data. It is agreed that the accuracy of such information is not within Contractor’s control, and Contractor shall not be liable for its accuracy, nor for its verification, unless Agreement is modified in writing to provide for verification by Contractor. If, in the performance of Services, Contractor discovers a concern with the accuracy or completeness of provided information, Contractor will make good faith reasonable efforts to promptly notify Company in writing. 2) Any information delivered by Contractor to Company may be used solely by Company for the purpose for which such information is intended. Company may disclose such information for legitimate Project purposes, including as regulatory submissions, in connection with financing, or per design coordination, commissioning, legal, operations, and integration needs with third party contractors, subject to the nondisclosure requirements for Protected Information defined in Exhibit 5. Indemnification for misuse or misapplication of certain information or deliverables shall be per Article V. 3. Contractor’s Responsibilities. As required for the Services, Contractor shall, subject to the terms and conditions of Agreement: A. Furnish supervisors, engineers, designers, draftsmen, and other personnel necessary for the preparation of drawings and specifications;

Confidential 5 B. Furnish buyers, inspectors, expediters, procurement, and other personnel necessary to procure Supplies and services necessary for completion of the Services; C. Furnish procurement personnel, managers, supervisors, engineers, and other personnel necessary to place and administer construction subcontracts and other agreements necessary for completion of the Services. D. Furnish other managers, supervisors, and all other personnel necessary for completion of the Services; E. Prepare and furnish a Project schedule and cost estimate in accordance with Exhibit 1 and in accordance with the Project project control plan to be mutually agreed; F. Procure Supplies and services necessary for completion of the Services, including underground analysis to identify utilities/subsurface conditions per an agreed approach and liability structure to be memorialized as an Exhibit to this Agreement; the Parties agree that all information provided by such subcontractor shall be treated as rely upon information in accordance with Article II.2.B.1; G. Furnish construction management superintendents, craft, and other personnel sufficient for Contractor to self- perform construction and to manage its construction subcontractors; H. Provide HSSE (Health, Safety, Security, and Environmental) management and personnel, systems and work processes to support the planning and execution of safe construction activities and environmental compliance during construction; I. Provide Quality Assurance (QA) and/or Quality Control (QC) personnel as needed to support the Services; J. Implement and maintain a Quality Management System that will satisfy the requirements to be placed on Company’s Approved Suppliers List; K. Place and administer construction subcontracts and other agreements necessary for completion of the Services; L. Provide processes, procedures, software, documentation, and personnel to plan, test, perform the Mechanical Completion and Construction Commissioning, and support Company’s pre-operational commissioning as described on Exhibit 1; M. On a monthly basis on or about the 20th of each month, (a) provide Company the Contractor’s Project procurement schedule, (b) provide Company the Contractor’s current Project schedule, (c) provide Company the Contractor’s forecasted and/or scheduled Project activities, (d) provide Company the Contractor’s Project and procurement forecast, and (e) provide Company Contractor’s Change Order and Change log; N. Appoint one or more individuals who shall be authorized to act on behalf of Contractor and with whom Company may consult at all reasonable times, and whose instructions, requests, and decisions will be binding upon Contractor as to all matters pertaining to this Agreement and the performance of the parties hereunder (“Contractor Representative”). Contractor shall advise Company in writing of the names and contact information of the Contractor Representative(s); O. Contractor shall (i) take steps necessary to enter Company’s Approved Supplier List, and (ii) will achieve such status prior to performing any of the Services that relate to items relied on for safety under NRC regulation and outlined in Company’s license (“Quality-Rated Services”); further, Contractor will confirm with Company Representative or designee in writing that Contractor may proceed with such Quality Rated Services in (ii) prior to performance; P. Support (subject to Contractor’s oversight and control of its personnel) Company’s execution of construction work with other direct contractors. This support consists of request for information responses, engineering

Confidential 6 changes, inspection support, Quality Assurance/Quality Control (QA/QC) support, material management, temporary facilities, and field oversight. Q. Obtain lien waivers (in a form reasonably acceptable to Company) from all Contractor subcontractors and suppliers as Contractor makes payments to its subcontractors and suppliers, and provide copies of such lien waivers to Company at Company’s reasonable request or as otherwise agreed pursuant to Article XIV.2; further, Contractor will provide such lien waivers from Contractor to Company as progress payments are made for Services as paid. R. In accordance with Contractor’s customary practices, provide Company reasonable access to a reading room in Greenville, SC for Company personnel to view relevant proprietary and confidential (i) records and (ii) Project-related Contractor policies and procedures, specifically identified in writing by Company Representative, that Contractor would provide to a Government auditor; access to and access requirements and restrictions for this reading room will be controlled by Contractor and at Contractor’s sole discretion; and S. Furnish material management personnel, inspectors, managers, supervisors, and all other personnel necessary for the completion of transportation, delivery, receiving, storage, and issuance of Supplies necessary for completion of the Services. T. Furnish Company the name of the Contractor employee who is replacing another Contractor employee that holds one of the thirteen positions in Contractor’s Centrus Project Management Organization Chart, Exhibit 9, within 10 days of such replacement. 4. Company’s Responsibilities. Company shall at such times as may be reasonably required by Contractor and as reasonably necessary for the successful and timely completion of Services: A. Provide a Project site for the construction of the Facilities, suitable access thereto, and an adequate area or areas adjoining such site for Contractor’s, and its subcontractors’, office(s) and warehouse(s) and adequate space for craft change rooms, shop buildings, welding facilities, materials storage and lay down areas, employee parking, and furnish necessary construction utilities; provided that Contractor shall remain responsible for the planning and coordinating of its own means of access, logistics and site use per Exhibit 1; B. Obtain any permits and process and other licenses in a timely manner, which are required for Facilities and/or to be taken out in the name of Company, except where such permits and process and other licenses are specifically identified as being the responsibility of Contractor as part of Services; C. Start up and commission the Facilities and provide all personnel, feedstock, and Supplies necessary for commissioning, start-up, operation, and maintenance thereof as described in Exhibit 1; for clarity, Company shall perform all pre-operational, integrated, and nuclear commissioning activities, while Contractor shall perform Mechanical Completion, Construction Commissioning, and commissioning support; D. Pay all taxes assessed against the Facilities; E. Advise Contractor Representative in writing of the existence, potential exposure, spill, escape of product, or release, and undertake the abatement and disposal, of hazardous, toxic, corrosive, flammable or radioactive substance, material, waste, pollution, or contamination as identified in the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. 9601 et. seq.), Resource Conservation and Recovery Act, as amended (42 U.S.C. 6901 et. seq.), Toxic Substance Control Act, as amended (15 U.S.C. 2601 et. seq.) and their implementing regulations and similar federal, state, and local statutes, and petroleum, radioactive, or other chemical materials, or any fraction thereof, not otherwise specifically listed or designated as a hazardous substance, or other pollutant or regulated substance which are encountered by Contractor at Company’s facilities in the performance of Services;

Confidential 7 F. Omitted; G. Appoint one or more individuals who shall be authorized to act on behalf of Company, with whom Contractor may consult at all reasonable times, and whose instructions, requests, and decisions will be binding upon Company as to all matters pertaining to this Agreement and the performance of the parties hereunder (“Company Representative”); Company shall advise Contractor in writing of the name and contact information of the Company Representative; H. Arrange for the provision or provide relevant Government and Company services, real property, and Supplies identified in Exhibit 1 or otherwise reasonably required to Contractor at no additional cost (e.g., access to appropriate Company information technology systems, on site office space, Project site access and access credentials); provided that Contractor will timely identify in writing its requirements for such Company- furnished items and that Company shall not be obligated to furnish items not identified in Exhibit 1 unless mutually agreed in writing in accordance with commercially reasonable practices; I. Provide Contractor with requested information (e.g., process design, existing as-built information, utility interconnections, equipment, or construction material vendor data) in accordance with Contractor’s Project schedule; J. Supply documentation and specifications, in accordance with the agreed Project schedule, for all existing infrastructure or facilities located on, adjacent to, or under the Project site and all Company and Government, including without limitation all Governmental agency, documents relevant to the Project, upon which documentation and information Contractor may rely in accordance with Article II.2.B.1); K. Omitted; L. Through the Company Representative, on no less than a monthly basis on or about the 25th of each month but no later than the 28th of each month, (a) provide written authorization for Contractor to proceed with procurement activities set forth in Contractor’s procurement schedule, (b) provide written approval of Contractor’s current Project schedule, (c) provide written authorization for Contractor to proceed with forecasted and/or scheduled Project activities, (d) provide written approval of Contractor’s Project and procurement forecast, and (e) provide written approval of Contractor’s change order log; M. Company shall timely provide Contractor with consent and/or approvals identified in Agreement or as otherwise agreed (e.g., in approved or to-be-approved plans such as the Project Change Management Plan); and N. Approve a Project process to accomplish the activities contemplated by Articles II.3.L, II.4.L, and XIV.2 (Subcontracts) and for achieving Mechanical Completion, Construction Commissioning Completion, and Turnover. For clarity, the Parties acknowledge and agree that the scope of Services does not require Contractor to demolish or remove existing utility structures and cooling towers at the Project site. 5. Modifications, Change Orders, and Changes. It is the desire of the Parties to keep modifications, Change Orders, and changes at a minimum, but the Parties recognize that such modifications, Change Orders, and changes may become necessary and agree that they shall be handled as follows: A. Modifications. Modifications to this Agreement are required for all alterations of or additions to the terms and conditions of this Agreement or Exhibits 3, 5, 7, and 8 of this Agreement; Modifications shall be accomplished via negotiated bilateral modification of this Agreement executed by the Contractor Representative and Company Representative.

Confidential 8 B. Change Orders. Change Orders are required for all alterations of or additions to the scope of Facilities or Services; Change Orders shall be accomplished via formal change order as specified below. For the avoidance of doubt, the Parties acknowledge and agree that this Agreement is fully reimbursable, and Contractor shall be paid in accordance with Article III for all Services. Changes Orders and the process set forth herein shall not be applied to require Contractor to complete any particular services for a set price or schedule. 1) Company-Initiated Change Orders. a. Bilateral Change Orders. Company may initiate the bilateral Change Order process by advising Contractor in writing of alterations of or additions to the scope of Facilities or Services believed to be necessary. As soon thereafter as reasonably practicable, Contractor shall prepare and provide to Company a rough order of magnitude (ROM) cost estimate and schedule impact. Contractor shall be compensated for the preparation of such ROM cost estimate and schedule impact in accordance with Article III. After following the process outlined in this Section, Company shall advise Contractor in writing of its approval or disapproval within ten (10) days. If Company approves, Contractor shall perform the Services as altered by or added to by the Change Order. All bilateral Change Orders must be in writing and executed by the Contractor Representative and Company Representative. Under no circumstance is Contractor obligated to perform bilateral Change Order work in advance of a fully executed bilateral Change Order. b. Unilateral Change Orders. Company may issue unilateral Change Orders in writing and executed by the Company Representative provided (1) such unilateral Change Order is within the general scope of the Agreement, (2) the unilateral Change Order would not violate law, regulation, or applicable safety requirements, and (3) the unilateral Change Order does not impact an Item after Turnover of such Item. Notwithstanding any term in Agreement, if a unilateral Change Order is issued after Mechanical Completion as applicable on a per Item basis, Contractor’s warranty obligation for Services performed under such unilateral Change Order for such Item shall be limited to that set forth in Section IV.2. Unless excused, Contractor shall promptly commence performance of such unilateral Change Order work, the impacts of such unilateral Change Order shall be reflected in Contractor’s deliverables specified in Article II.3.M, and Company shall compensate Contractor in accordance with Article III. Contractor shall be excused from performing unilateral Change Order work that (i) is outside the limits of Company’s ability to issue a unilateral Change Order as described in this Article II.5.B.1).b., or (ii) in Contractor’s reasonable good faith belief, is not within the scope of the Company identified nuclear liability protections in Article V.4. Further, if a unilateral Change Order or combination of unilateral Change Orders described above will result in Contractor incurring costs in excess of amounts in the Zero Balance Account described in Exhibit 3 (“ZBA”), but does not violate (i) or (ii) of the foregoing sentence, Contractor shall proceed with performance of such unilateral Change Orders until incurring cumulative costs in excess of at which time it will be able to suspend work on such unilateral Change Orders; provided Company shall be able to fund the ZBA, per Article III, in accordance with or outside the monthly deposit cycle to reduce, reset, or both this exposure amount. If multiple unfunded unilateral Change Orders are issued, Company Representative or another duly authorized representative of Company may direct in writing the priority of Contractor’s performance of unilateral Change Order work under the aforementioned cap. If (ii) is invoked and Contractor incurs based on unilateral Change Orders in two consecutive months, then Company will add a continuing balance, on an indefinite basis and in excess of amounts requested by Contractor in accordance with Exhibit 3, of going forward unless otherwise agreed by the Parties in writing. 2) Contractor Initiated Change Orders. Contractor may initiate the bilateral Change Order process by advising Company in writing that in Contractor’s opinion an alteration of or addition to the scope of Facilities or Services is necessary. Contractor’s notice shall (i) identify the circumstances giving rise to the need for such [*****] [*****][*****] [*****]

Confidential 9 alteration of or addition to the scope of Facilities or Services, and (ii) supporting documentation in a form reasonably requested by Company in conformity with Company’s record keeping and documentation systems. Contractor shall be compensated for the preparation of such Change Order process initiation in accordance with Article III. Company shall advise Contractor in writing of its agreement or disagreement within ten (10) days. If Company agrees, it shall advise Contractor in writing and, thereafter, the Change Order process shall be handled as if initiated by Company. C. Changes. Changes to the then-agreed cost and schedule baseline shall be managed and approved through an agreed Change Management Process. Changes, and an agreed Change Management Process, shall be used solely to address cost and schedule trends, and shall not be applied to require Contractor to complete any particular services for a set price or schedule; Contractor shall be entitled to changes to address increases in Contractor’s costs or the estimated time for completion of the Services. D. Disputed Change Orders or Changes. 1) Disputed Change Orders. If a Party disputes the existence, extent, validity, or effect of a Change Order or Change Order request, then the Party may notify the other Party that it desires to meet and resolve the dispute. If the dispute cannot be resolved to the mutual satisfaction of the Parties within ten (10) days, then the Parties shall proceed to resolve the dispute in accordance with Article XIII. 2) Disputed Changes. If a Party believes a Change is properly a Change Order or disputes the existence, extent, validity, or effect of a Change, then the Party may notify the other Party that it desires to meet and resolve the dispute. If the dispute cannot be resolved to the mutual satisfaction of the Parties within ten (10) days, then the Parties shall proceed to resolve the dispute in accordance with Article XIII. III. Compensation 1. Company shall compensate and pay Contractor for the Services in accordance with this Article III and Exhibit 3 (Compensation and Payment). 2. Notwithstanding anything to the contrary in this Agreement or Exhibit 3, (a) undisputed amounts owed by Contractor to Company, including without limitation for undisputed overpayments and undisputed duplicate payments, or (b) amounts owed by Contractor to Company to satisfy warranty obligations (subject to Section XIV.7.F) shall be, at Contractor’s election, either (i) promptly paid by Contractor to Company, or (ii) offset by Company against amounts due Contractor. 3. Disputed amounts shall be resolved in accordance with Article XIII. If after the resolution of a dispute it is mutually agreed or finally determined that Contractor owes Company an amount, the amount shall be, at Contractor’s election, either (i) promptly paid by Contractor to Company, or (ii) offset by Company against amounts due Contractor. If after the resolution of a dispute it is mutually agreed or finally determined that Company owes Contractor an amount, the amount shall be promptly paid by Company to Contractor. Except as expressly provided otherwise in this Article III, Company shall not withhold or offset amounts pending resolution of a dispute, and Contractor’s right to prompt payment shall be preserved. 4. Nothing in this clause precludes or restricts Company from exercising its audit rights under this Agreement or from questioning or disputing amounts paid to Contractor. Any Company exercise of offset in accordance with the requirements of this Article III shall not be grounds for Contractor to suspend, terminate, or cancel performance. IV. Warranties 1. Contractor represents and warrants that it shall perform the Services (i) in a commercially reasonable manner, (ii) in accordance with the Standard of Care, and (iii) in accordance with applicable law and regulation.

Confidential 10 2. Defects Through Mechanical Completion. If during the performance of the Services by Contractor, exclusive of its subcontractors and suppliers, prior to Mechanical Completion or as provided in Section II.5.B.1).b, of an Item Company notifies Contractor that there is a Defect in the Services for the Item, Contractor shall perform corrective services as may be necessary to bring the Services for the Item into conformance with Agreement requirements to the extent such services are within the original scope of the Services (including any Change Orders). Company shall compensate Contractor for such corrective services in accordance with Exhibit 3, including Fee, as defined in Exhibit 3. 3. Defects From after Mechanical Completion to Completion of Turnover. If during the performance of the Services by Contractor after Mechanical Completion and prior to the completion of Turnover for an Item Company notifies and reasonably demonstrates to Contractor that (i) there is a Defect in the Services for the Item, and (ii) the Defect in the Item was identified by Company after Mechanical Completion, Contractor shall perform corrective services as may be necessary to bring the Services for the Item into conformance with Agreement requirements to the extent such services are within the original scope of the Services (including any Change Orders). Company shall compensate Contractor for such corrective services in accordance with Exhibit 3, except that such compensation shall not include Fee, as defined in Exhibit 3. 4. Defects Following Turnover. If during the following Turnover of an Item, Company notifies and reasonably demonstrates to Contractor in writing that (i) there is a Defect in the Services for the Item, and (ii) the Defect in the Item was identified by Company after Turnover, Contractor shall promptly perform corrective services as may be necessary to bring the Services for the Item into conformance with Agreement requirements to the extent such services are within the original scope of the Services (including any Change Orders). If (a) Contractor is, in Contractor’s commercially reasonable discretion, unable to perform such corrective services, (b) Contractor notifies Company in writing that Contractor is unwilling or elects not to perform such corrective services, or (c) Contractor is, in Company’s commercially reasonable discretion, practically precluded from providing corrective services (including, without limitation, owing to introduced nuclear material or union labor restrictions as may be applicable), then Contractor shall reimburse Company for reasonable costs of corrective services necessary to bring the Services for the Item into compliance with Agreement requirements to the extent such services are within the original scope of the Services (including any Change Orders); Contractor’s cumulative obligation under this Section IV.4 is provided in Section XIV.7.F. 5. Third Party Supplies and Services Warranties. Contractor shall, for the protection of Company, demand and obtain from all suppliers and subcontractors from which Contractor procures services or Supplies warranties and guarantees with respect to such services and Supplies which shall be made available to Company to the full extent of the terms thereof and such warranties shall be in accordance with Company requirements specified per the procurement process set forth in Section XIV.2 or as may be agreed to by Company in writing. PRIOR TO TURNOVER OF AN ITEM OR AS PROVIDED IN SECTION II.5.B.1).b, CONTRACTOR’S LIABILITY WITH RESPECT TO SUPPLIES OR SERVICES OBTAINED FROM SUPPLIERS OR SUBCONTRACTORS FOR SUCH ITEM SHALL BE LIMITED TO PROCURING WARRANTIES ANDGUARANTEES FROM SUCH SUPPLIERSOR SUBCONTRACTORS AND RENDERING ALL REASONABLE ASSISTANCE TO COMPANY TO ENFORCE SUCHWARRANTIES. Contractor shall be compensated for performing the foregoing services in accordance with Article III and Exhibit 3, including Fee as defined in Exhibit 3. 6. Additional Representations and Warranties. Contractor hereby expressly represents and warrants the following: A. Liens. Provided Company is not in breach of its payment obligations under this Agreement, (i) Contractor shall use reasonable efforts to ensure no liens, claims, or encumbrances arise against the Facilities, the Project Site, Supplies, or Company property as a result of Contractor’s performance of the Services, and (ii) Contractor shall obtain conditional and/or unconditional lien waivers (in a form reasonably acceptable to Company) as payments from Contractor to its suppliers and subcontractors are made. [*****]

Confidential 11 B. Qualified Subcontractors. Contractor shall use reasonable efforts to engage subcontractors that are duly licensed and authorized to perform the subcontracted portion of the Services and in keeping with the standard of care applicable to such subcontractors. C. Authority and Conflicts. Contractor has full authority to enter into and perform this Agreement, and such performance does not violate any agreement or legal obligation binding on Contractor. D. No Debarment. Contractor is not debarred, suspended, or otherwise ineligible to contract with US government entities. E. Non-Waiver; Supplemental. The warranties in this Article IV supplement and do not limit Contractor’s other obligations under this Agreement. 7. EXCLUSIONS AND LIMITATIONS OF WARRANTY A. Excluded from Contractor’s warranty obligations specified in this Article IV are (i) any services that would involve Contamination, (ii) any Services involving or relating to Refurbishment, and (iii) circumstances where the Defect was caused by Company, a party under Company’s direction or control including without limitation other contractors of Company, or by conditions for which Company is expressly responsible for hereunder. The Parties agree that the mere presence of an item on any punchlist does not trigger Contractor warranty obligations under this Article IV. B. Contractor’s warranty obligations specified in this Article IV apply only to the extent that a Defect is not caused by (i) Company’s failure to properly operate or maintain the Facilities, (ii) misuse of or unauthorized alterations to the Services or Facilities by Company or a party under Company’s direction or control including without limitation other contractors of Company, (iii) normal wear and tear, (iv) Company’s failure to provide Contractor reasonable access to perform corrective work, provided that Contractor’s practical preclusion (including, without limitation, owing to introduced nuclear material or union labor restrictions) to perform corrective work post-Turnover shall not be interpreted as Company failing to provide reasonable access, or (v) Contamination. C. Company acknowledges and agrees that Contractor’s post-Turnover warranty obligations are not associated with final Turnover as contemplated by Article VIII.2. D. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE IV, CONTRACTOR DOES NOT MAKE ANY ADDITIONAL WARRANTIES WITH RESPECT TO THE SERVICES, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, CONTRACTOR DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FOR CONTRACTOR’S OBLIGATIONS UNDER SECTIONS IV.3 AND IV.4 AND CONTRACTOR’S POST-MECHANICAL COMPLETION UNILATERAL CHANGE ORDER OBLIGATIONS UNDER SECTION IV.2, THIS ARTICLE IV GOVERNS AND SUPERSEDES ANY OTHER TERMS OF THIS AGREEMENT WHICH ADDRESS WARRANTIES AND ARE CONTRACTOR’S SOLE WARRANTY OBLIGATIONS AND ARE COMPANY’S EXCLUSIVE REMEDIES WITH RESPECT THERETO. ASIDE FROM THE FOREGOING SENTENCE, NOTHING IN THIS ARTICLE IV SHALL BE CONSTRUED TO LIMIT, WAIVE, OR SUPERSEDE CONTRACTOR’S OBLIGATIONS ELSEWHERE IN THIS AGREEMENT. CONTRACTOR’S LIABILITY, IF ANY, FOR WARRANTY OBLIGATIONS EXPRESSLY SET FORTH IN THIS ARTICLE IV SHALL BE SUBJECT TO THE APPLICABLE LIMITATIONS OF LIABILITY SET FORTH IN ARTICLE XIV.7.F. V. Indemnities. All indemnification obligations of Company and Contractor set forth in this Article V are subject to the express provisions of Article XIV.7.

Confidential 12 1. Bodily Injury and Property Damage FOR THE DURATION OF AGREEMENT, CONTRACTOR SHALL INDEMNIFY, DEFEND, RELEASE, AND HOLD HARMLESS COMPANY AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT AND CONTROLLED SUBSIDIARY ENTITIES (TO THE EXTENT SUCH ENTITIES ARE INVOLVED IN THE PROJECT) FROM ALL THIRD-PARTY CLAIMS, LIABILITIES, AND CAUSES OF ACTION FOR BODILY INJURY TO OR DEATH OF ANY PERSON OR DESTRUCTION OF THIRD PARTY PROPERTY TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF CONTRACTOR OR ITS SUBCONTRACTORS IN THE PERFORMANCE OF THE SERVICES; EXCLUDED FROM THE FOREGOING CONTRACTOR OBLIGATIONS ARE CLAIMS BY THE UNITED STATES GOVERNMENT, INCLUDING WITHOUT LIMTIATION THE DEPARTMENT OF ENERGY (“DOE”), FOR DAMAGE TO GOVERNMENT- OWNED PROPERTY TO THE EXTENT CAUSED BY THE NEGLIGENCE OF CONTRACTOR OR ITS SUBCONTRACTORS IN PERFORMANCE OF THE SERVICES. FOR THE DURATION OF THE AGREEMENT, COMPANY SHALL INDEMNIFY, DEFEND, RELEASE, AND HOLD HARMLESS CONTRACTOR AND THE CONTRACTOR ENTITIES FROM ALL THIRD-PARTY CLAIMS, LIABILITIES, AND CAUSES OF ACTION FOR BODILY INJURY TO OR DEATH OF ANY PERSON OR DESTRUCTION OF THIRD PARTY PROPERTY TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF COMPANY OR ITS CONTRACTORS (OTHER THAN CONTRACTOR) IN CONNECTION WITH THE PROJECT. 2. Damages to Company Property; Repair of Facilities EXCEPT TO THE EXTENT EXPRESSLY SPECIFIED OTHERWISE IN THIS SECTION V.2, CONTRACTOR SHALL BE COMPENSATED IN ACCORDANCE WITH ARTICLE III TO REPLACE, REPAIR, OR RECONSTRUCT, OR FURNISH ANY REAL PROPERTY (OR REAL PROPERTY IMPROVEMENTS) OR SUPPLIES OWNED OR FURNISHED BY COMPANY OR GOVERNMENT (INCLUDING LEASED PROPERTY FROM DOE TO COMPANY) WHICH ARE LOST, DAMAGED, OR DESTROYED IN CONNECTION WITH CONTRACTOR’S PERFORMANCE OF THE SERVICES; PROVIDED, HOWEVER, NOTWITHSTANDING ANY OTHER TERM IN THIS AGREEMENT THAT TO THE EXTENT SUCH LOSS, DAMAGE, OR DESTRUCTION IS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF CONTRACTOR OR ITS SUBCONTRACTORS OR SUPPLIERS, AND SUCH LOSS, DAMAGE, OR DESTRUCTION IS A RECOVERABLE CLAIM UNDER THE BUILDER’S ALL RISK POLICY, CONTRACTOR SHALL, SUBJECT TO THE LIMITATION OF LIABILITY PROVISIONS OF ARTICLE XIV.7, BE LIABLE TO COMPANY UP TO THE LESSER OF AND COMPANY SHALL BE RESPONSIBLE FOR ANY DAMAGE OR LOSS ABOVE THE FOREGOING PER OCCURRENCE AMOUNT. CONTRACTOR’S FOREGOING PER OCCURRENCE LIABILITY OBLIGATION OF UP TO THE LESSER OF . FOR ALL OTHER LOSS, DAMAGE, OR DESTRUCTION OF SUCH REAL PROPERTY OR SUPPLIES COMPANY SHALL BEAR SUCH RISK OF LOSS, DAMAGE, OR DESTRUCTION. 3. Deliverables Misuse. COMPANY SHALL INDEMNIFY, DEFEND, RELEASE, AND HOLD HARMLESS CONTRACTOR ENTITIES FROM THIRD-PARTY CLAIMS TO THE EXTENT ARISING OUT OF (I) COMPANY’S MODIFICATION OF CONTRACTOR DELIVERABLES WITHOUT CONTRACTOR’S OR SUCH THIRD-PARTY’S WRITTEN APPROVAL, (II) COMPANY’S UNAUTHORIZED DISCLOSURE OF CONTRACTOR DELIVERABLES, OR (III) COMPANY’S USE OR REUSE OF CONTRACTOR’S DELIVERABLES FOR PURPOSES OUTSIDE THE SCOPE OF THIS AGREEMENT. NOTHING IN THIS SECTION SHALL LIMIT CONTRACTOR’S WARRANTY OBLIGATIONS. 4. Nuclear Risks and Price Anderson Nuclear Hazards Indemnification by the Department of Energy [*****] [*****]

Confidential 13 A. Company warrants and represents that (i) any of Company’s activities that have the potential to result in public liability arising out of or in connection with Contractor’s Services and the Project and (ii) Contractor’s activities that have the potential to result in public liability which may be imputed to Contractor and for which Contractor could be held liable, will be conducted within the scope of activities under the Lease Agreement between the United States Department of Energy (“DOE”) and the United States Enrichment Corporation and/or other agreements that provide equivalent public liability protections, and represents that the Lease Agreement between the DOE and the United States Enrichment Corporation, including Supplemental Agreement No. 1 to include the agreement for indemnification between DOE and Company, is still in effect. B. Lease Term Negotiation, Renewal, or Replacement. Notwithstanding the representations and warranties of Section V.4.A above, which are not modified by the following, the Parties acknowledge and agree that Company may freely renegotiate, renew, or replace the existing Lease Agreement or enter into alternative risk-bearing contracts and that such renegotiation, renewal, or replacement shall not trigger a breach by Company under this Agreement. If the protection scheme contemplated by this Section V.4 may be modified in any way (e.g., changes in the scope of Company activities contemplated under the Lease Agreement) or replaced, Company shall provide Contractor reasonable advance notice thereof together with the details of such modification or replacement. C. Pursuant to Section 10.1(i) of the Supplemental Agreement No. 1 and subject to Section X.2.A of this Agreement, the Parties include by reference and acknowledge the inclusion of those supplemental lease terms to the Project and their protective applicability to Company and, by extension, Contractor. 5. Intellectual Property Indemnity A. WITH THE EXCEPTION OF THIRD PARTY CLAIMS RELATED TO SUPPLIERS AND SERVICES PERFORMED BY CONTRACTOR’S SUBCONTRACTORS AND SUPPLIERS, CONTRACTOR SHALL INDEMNIFY, DEFEND, RELEASE, AND HOLD HARMLESS COMPANY AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT AND CONTROLLED SUBSIDIARY ENTITIES (TO THE EXTENT SUCH ENTITIES ARE INVOLVED IN THE PROJECT) FROM THIRD-PARTY CLAIMS ALLEGING THAT SERVICES, CONTRACTOR DELIVERABLES, OR SUPPLIES FURNISHED BY CONTRACTOR UNDER THIS AGREEMENT INFRINGE OR MISAPPROPRIATE ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET, OR OTHER INTELLECTUAL PROPERTY RIGHT, AND FROM ANY ASSOCIATED DAMAGES, COSTS, AND REASONABLE ATTORNEYS’ FEES, EXCEPT TO THE EXTENT SUCH CLAIMS ARISE FROM: (A) DESIGNS, SPECIFICATIONS, OR OTHER WRITTEN INSTRUCTIONS FURNISHED BY COMPANY THAT CONTRACTOR WAS REQUIRED TO FOLLOW, (B) INFORMATION PROVIDED TO CONTRACTOR IN ACCORDANCE WITH ARTICLE II.2.B.1), (C) COMPANY’S UNAUTHORIZED MODIFICATION OR DISCLOSURE OF SUCH CONTRACTOR DELIVERABLES, (D) COMPANY’S USE OF SUCH CONTRACTOR DELIVERABLES IN A MANNER NOT CONTEMPLATED BY THIS AGREEMENT, (E) COMPANY’S COMBINATION OF SUCH CONTRACTOR DELIVERABLES OR SUPPLIES WITH PROCESSES, PROCEDURES, DELIVERABLES, SUPPLIES, ETC. PROVIDED BY COMPANY OR ANOTHER CONTRACTOR OF COMPANY, (F) COMPANY’S PROCESSES TO OPERATE THE FACILITIES, OR (G) WILLFUL MISCONDUCT OF COMPANY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR PARENT AND CONTROLLED SUBSIDIARY ENTITIES (TO THE EXTENT SUCH ENTITIES ARE INVOLVED IN THE PROJECT). B. WITH THE EXCEPTION OF THIRD PARTY CLAIMS RELATED TO SUPPLIERS AND SERVICES PERFORMED BY CONTRACTOR’S SUBCONTRACTORS AND SUPPLIERS, IF A CLAIM IS FILED (OR IS REASONABLY THREATENED TO BE FILED SUBJECT TO THE LAST SENTENCE OF THIS SECTION) WITH AN ADJUDICATIVE BODY OF INFRINGEMENT OR MISAPPROPRIATION SPECIFIED IN ARTICLE V.5.A AND NOT FALLING WITHIN AN EXCEPTION THEREIN IS MADE AGAINST COMPANY, CONTRACTOR SHALL AT ITS SOLE DISCRETION, SOLE EXPENSE, AND IN CONSULTATION WITH COMPANY, (I) PROCURE FOR COMPANY THE

Confidential 14 RIGHT TO CONTINUE USING THE AFFECTED DELIVERABLE, (II) MODIFY THE DELIVERABLE SO THAT IT IS NON-INFRINGING WHILE MEETING THE REQUIREMENTS OF THIS AGREEMENT, OR (III) REPLACE THE DELIVERABLE WITH A NON-INFRINGING EQUIVALENT THAT MEETS THE REQUIREMENTS OF THIS AGREEMENT. CONTRACTOR MAY AT ANY TIME PRIOR TO SUCH FINAL JUDGEMENT, IN ITS SOLE DISCRETION, AT ITS SOLE EXPENSE, AND IN CONSULTATION WITH COMPANY, (I) PROCURE FOR COMPANY THE RIGHT TO CONTINUE USING THE AFFECTED DELIVERABLE, (II) MODIFY THE DELIVERABLE SO THAT IT IS NON-INFRINGING WHILE MEETING THE REQUIREMENTS OF THIS AGREEMENT, OR (III) REPLACE THE DELIVERABLE WITH A NON-INFRINGING EQUIVALENT THAT MEETS THE REQUIREMENTS OF THIS AGREEMENT. IF COMPANY NOTIFIES CONTRACTOR OF A RECEIVED CLAIM AND SEEKS REMEDY PER THIS SECTION BECAUSE IT BELIEVES, IN GOOD FAITH, THAT A CLAIM IS REASONABLY THREATENED AND CONTRACTOR REASONABLY DISAGREES, THE PARTIES SHALL WITHIN TEN (10) DAYS SUBMIT TO A BINDING MEDIATION (WITH A MEDIATOR TO BE MUTUALLY AGREED) TO RESOLVE THE DISPUTE, WITH THE NON-PREVAILING PARTY TO PAY THE COSTS. C. SUBJECT TO THE LIMITATION OF LIABILITY PROVISIONS OF ARTICLE XIV.7, COMPANY SHALL INDEMNIFY, DEFEND, RELEASE, AND HOLD HARMLESS THE CONTRACTOR ENTITIES FROM ANY THIRD-PARTY CLAIM TO THE EXTENT SUCH CLAIM ARISES OUT OF (A) DESIGNS, SPECIFICATIONS, OR OTHER WRITTEN INSTRUCTIONS FURNISHED BY COMPANY THAT CONTRACTOR WAS REQUIRED TO FOLLOW, (B) INFORMATION PROVIDED TO CONTRACTOR IN ACCORDANCE WITH ARTICLE II.2.B.1), (C) COMPANY’S UNAUTHORIZED MODIFICATION OR DISCLOSURE OF SUCH CONTRACTOR DELIVERABLES; (D) COMPANY’S USE OF SUCH CONTRACTOR DELIVERABLES IN A MANNER NOT CONTEMPLATED BY THIS AGREEMENT, (D) COMPANY’S COMBINATION OF CONTRACTOR DELIVERABLES OR SUPPLIES WITH PROCESSES, PROCEDURES, DELIVERABLES, SUPPLIES, ETC. PROVIDED BY COMPANY OR ANOTHER CONTRACTOR OF COMPANY, (E) COMPANY’S PROCESSES TO OPERATE THE FACILITIES, OR (F) ALLEGES INFRINGEMENT OR MISAPPROPRIATION OF ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET, OR OTHER INTELLECTUAL PROPERTY RIGHT THROUGH THE WILLFUL MISCONDUCT OF COMPANY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR PARENT AND CONTROLLED SUBSIDIARY ENTITIES (TO THE EXTENT SUCH ENTITIES ARE INVOLVED IN THE PROJECT). D. Intellectual property indemnification for third party claims related to Supplies and services performed by Contractor’s subcontractors and suppliers is addressed in Article XII.3. 6. Fines and Penalties A. CONTRACTOR INDEMNIFIES COMPANY AGAINST FINES AND PENALTIES FROM A GOVERNMENT OR GOVERNMENTAL ENTITY (E.G., AGENCY) TO THE EXTENT OF CONTRACTOR’S VIOLATION OF LAW AND PROVIDED SUCH CONTRACTOR VIOLATION OF LAW IS NOT THE RESULT OF CONTRACTOR’S COMPLIANCE WITH THE TERMS OF THE AGREEMENT OR WRITTEN DIRECTION OR INSTRUCTIONS FROM COMPANY REPRESENTATIVE. B. COMPANY INDEMNIFIES FLUOR AGAINST FINES AND PENALTIES FROM A GOVERNMENT OR GOVERNMENTAL ENTITY (E.G., AGENCY) (I) TO THE EXTENT OF COMPANY’S VIOLATION OF LAW, AND/OR (II) IF ANY SUCH FINES AND PENALTIES AGAINST CONTRACTOR ARE BASED ON CONTRACTOR’S COMPLIANCE WITH THE TERMS OF THE AGREEMENT AND/OR WRITTEN DIRECTION OR INSTRUCTIONS FROM THE COMPANY REPRESENTATIVE.

Confidential 15 C. THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FINES AND PENALTIES INDEMNITY DESCRIBED IN SECTIONS V.6.A AND V.6.B IS ENFORCEABLE AND SUCH FINES AND PENALTIES ARE TO BE PAID BY THE APPLICABLE PARTY AND THAT THE WAIVER OF DAMAGES IN SECTION XIV.7.C SHALL NOT OVERCOME THE OBLIGATION TO PAY SUCH AMOUNTS ASSESSED BY A GOVERNMENT OR GOVERNMENTAL ENTITY REGARDLESS OF THE NATURE OR DAMAGE CATEGORY APPLICABLE TO SUCH FINES AND PENALTIES, AND THAT THE WAIVER OF DAMAGES IN XIV.7.C SHALL NOT OVERCOME THE OBLIGATION OF THIS SECTION V.6 REGARDLESS OF HOW THE FINE OR PENALTY IS LABELED OR ITS NATURE (E.G., THE FINES AND PENALTIES INDEMNITY WILL APPLY EVEN IF THE UNDERLYING FINE OR PENALTY IS A DIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE, OR INDIRECT DAMAGE); HOWEVER, THE PARTIES FURTHER AGREE THAT AMOUNTS IN EXCESS OF THE FINES AND PENALTIES THEMSELVES ARE NOT PAYABLE AND THAT THE WAIVER OF DAMAGES IN SECTION XIV.7.C SHALL CONTINUE TO APPLY TO ANY AMOUNTS IN EXCESS OF THE FINES AND PENALTIES THEMSELVES, SUCH AS A PARTY’S RESULTING LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, OR INCREASED OPERATING COSTS AND MAINTENANCE OR STAFFING NEEDS, OR FURTHER CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE, OR INDIRECT DAMAGES IN EXCESS OF THE FINES AND PENALTIES. 7. Subcontract Payment and Performance Bond In the event the agreed procurement processes established between Company and Contractor require Contractor to obtain bonding of any type from a Contractor subcontractor or supplier and Company waives such requirement in writing, then notwithstanding any other term in this Agreement, Company shall hold Contractor harmless (i) to the extent of what would have been covered by such ordinally required bond(s), (ii) from any loss incurred by Contractor or Company in the event said Contractor subcontractor or supplier defaults with respect to any of its obligations, and (iii) from defaults in the subcontractor or supplier’s performance of the portion of the Services sublet to it. VI. Insurance and Bonding. All policies described below shall be in place within thirty (30) days of the effective date of this Agreement; all associated certificates of insurance to be delivered shall be so provided within a commercially reasonable time thereafter requested by Company. 1. Contractor-Provided Insurance A. Commencing with the performance of its Services hereunder, continuing until the earlier of Turnover completion or termination of Agreement, and as an indirect allocated cost included in the multipliers set forth in Exhibit 3, Contractor shall maintain insurance policies as follows: 1) Workers’ Compensation and/or all other social insurance in accordance with the statutory requirements of the state, province, or country having jurisdiction over Contractor’s employees who are engaged in the Services, with Employer’s Liability of 2) Commercial General Liability of for bodily injury to or death of persons and/or loss of or damage to property of parties other than Company, which policy shall contain contractual liability coverage; and 3) Automobile Liability coverage in the amount of covering owned, non-owned, and hired vehicles. B. Further, commencing with the performance of its Services hereunder and continuing until the earlier of final Turnover completion or termination of the Agreement Contractor shall be compensated in accordance with Article III for obtaining and maintaining the following insurance policies: [*****] [*****] [*****]

Confidential 16 1) Commercial General Liability of for bodily injury to or death of persons and/or loss of or damage to property of parties other than Company, which policy shall contain contractual liability coverage; and 2) Automobile Liability coverage in the amount of covering owned, non-owned, and hired vehicles. 3) Excess Liability (Umbrella) insurance in the amount of applying excess of the policies specified in Section VI.1.B.1) and VI.1.B.2). Such Excess Liability coverage shall be at least as broad as the underlying coverage and shall follow form over all required underlying policies. C. COMPANY SHALL BE NAMED AS AN ADDITIONAL INSURED ON THE POLICIES REQUIRED UNDER SECTION VI.1.B ON A PRIMARY AND NONCONTRIBUTORY BASIS, PURSUANT TO ISO-EQUIVALENT ENDORSEMENTS SATISFACTORY TO COMPANY. WAIVERS OF SUBROGATION SHALL APPLY IN FAVOR OF COMPANY TO THE EXTENT PERMITTED BY LAW AND CONTRACTOR’S LIABILITY UNDER AGREEMENT. 2. Company-Provided Insurance A. Company shall provide and maintain “Builder’s All Risk” or equivalent insurance protecting the respective interests of Company, the Fluor Entities, and Contractor’s subcontractors and suppliers of all tiers covering physical loss or damage during the course of construction and any Supplies for the Facilities, while in transit (including ocean marine, land, and/or air transit movement), while at the Project site, awaiting, and during erection and the Facilities. Company assumes responsibility for all deductibles as specified in the contract of insurance. SUCH INSURANCE SHALL NAME THE FLUOR ENTITIES AND CONTRACTOR’S SUBCONTRACTORS AND SUPPLIERS OF ALL TIERS AS ADDITIONAL INSUREDS, SOLELY WITH RESPECT TO PROPERTY DAMAGE COVERED UNDER SUCH BUILDER’S RISK POLCIY, AND COMPANY DOES HEREBY WAIVE ITS RIGHT OF RECOVERY AND SHALL CAUSE ITS INSURERS TO WAIVE RIGHTS OF SUBROGATION AGAINST THE FLUOR ENTITIES AND CONTRACTOR’S SUBCONTRACTORS AND SUPPLIERS OF ALL TIERS UNDER SUCH INSURANCE, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT OR CONCURRENT), STRICT LIABILITY, OR OTHER THEORY OF LEGAL LIABILITY OF THE FLUOR ENTITIES WITH THE EXCEPTION OF ANY LOSS OR DAMAGE CAUSED BY CONTRACTOR’S WILLFUL MISCONDUCT. B. Reserved. 3. Certificates of Insurance. If requested by a Party, the terms of insurance coverage provided by the other Party shall be as evidenced by certificates to be furnished to the requesting Party. Each Party’s certificates of insurance shall provide that thirty days’ written notice shall be given to the other Party prior to cancellation of any policy. Certificates of insurance shall evidence or attach all required endorsements. 4. Bonding. Parties will use commercially reasonable efforts to finalize the penal amounts and Agreement terms and conditions for payment and performance bonds to be provided by Contractor under this Agreement within thirty (30) days of the effective date of this Agreement; this Agreement shall be bilaterally modified accordingly. Parties agree that no parent company guarantee shall be required from Contractor and that the penal amount of any bonds to be provided by Contractor under this Agreement shall not exceed VII. Commencement, Mechanical Completion, and Construction Commissioning [*****] [*****] [*****] [*****]

Confidential 17 1. Commencement of Work. Company shall control the commencement of work through written authorizations to proceed. Following receipt of such authorization, Contractor shall promptly commence such work within the scope of the Services (including any Change Orders) and shall prosecute such services continuously and with due diligence. 2. Mechanical Completion. Once Mechanical Completion of any system, facility, or portion of the Facilities is ready for determination, Contractor shall notify company in writing and request a joint inspection. Within five (5) Business Days of Contractor’s notice, Company and Contractor shall jointly inspect the relevant system, facility, or portion of the Facilities. If Company identifies corrective work necessary prior to issuance of a Mechanical Completion certificate, Contractor shall perform such work promptly and in accordance with its obligations under Section IV.2. Company shall not unreasonably delay, condition, or withhold acknowledgment of Mechanical Completion. A punchlist of minor items shall be prepared and Contractor shall correct such items diligently. Mechanical Completion does not include operational commissioning, integrated testing, or introduction of nuclear material. Upon completion of the joint inspection and confirmation that Mechanical Completion criteria are satisfied, Company shall issue a Mechanical Completion certificate for the applicable system, facility, or portion of the Facilities in a form reasonably acceptable to the Parties within five days. 3. Construction Commissioning. Following Mechanical Completion, Contractor shall perform Construction Commissioning. Company acknowledges that Contractor’s commissioning responsibilities are limited to pre- operational support. Operational commissioning, integrated testing, nuclear material introduction, and facility startup are the sole responsibility of Company. Upon completing Construction Commissioning for a system, facility, or portion of the Facilities, Contractor shall notify Company. VIII. Turnover, Transfer, and Acceptance 1. Care, Custody, and Control. Except as expressly stated otherwise, Contractor shall retain care, custody, and control of the Services, systems, facility, or relevant portion of the Facilities under its responsibility, and all Supplies intended for incorporation into the Facilities until issuance of a Turnover certificate below. Turnover and transfer of care, custody, and control shall not be deemed, but only upon achieving Turnover and the issuance of a Turnover certificate. 2. Turnover A. Turnover. When Contractor determines Construction Commissioning for an Item is complete, Contractor shall notify Company in writing. Within five (5) Business Days, the Parties shall jointly inspect the Item to confirm: (1) Construction Commissioning is complete; (2) punchlist items (other than those agreed to remain open for a mutually agreed time) have been corrected; and (3) required Turnover documentation has been delivered. Upon verification of the Turnover conditions, Company shall issue a Turnover Certificate in a form reasonably acceptable to the Parties within five days. Upon issuance of the Turnover Certificate for an Item (i) care, custody, and control of the Item transfers from Contractor to Company; (ii) the applicable post-Turnover warranty, as defined in Article IV, period commences for the Item; (iii) Contractor’s obligations for that portion of the Item are limited to post-Turnover warranty in accordance with Article IV, punchlist correction (other than those agreed to remain open for a mutually agreed time and for which Contractor shall be compensated in accordance with Exhibit 3 including Fee), and any expressly agreed post-Turnover support (for which Contractor shall be compensated in accordance with Exhibit 3 including Fee); and (iv) Company assumes all risks associated with such Item operation, integrated testing, nuclear material introduction, and startup. B. Final Turnover. Upon completion of all required Turnovers and punchlists (other than those agreed to remain open for a mutually agreed time), Contractor shall notify Company that the Services are complete and shall submit a request for Final Turnover. Such Final Turnover request shall include the Turnover Certificates received by Contractor from Company under Agreement. Company shall issue a Final Turnover Certificate, in a form reasonably acceptable to the Parties within five days of any such written request. Issuance of the Final Turnover Certificate does not relieve Contractor of any surviving obligations under Article IV.

Confidential 18 IX. Force Majeure. Any delays in or failure of performance by Company or Contractor, other than (i) payment, (ii) the deposit of money to or maintenance of the Company Project accounts specified in Exhibit 3, (iii) or the other requirements of Article III, shall not constitute default hereunder if and to the extent such delays or failures of performance are caused by unforeseeable occurrences beyond the control of Company or Contractor, as the case may be, including without limitation: Acts of God or the public enemy; expropriation or confiscation of facilities; compliance with any order or request of any governmental authority; act of war; rebellion, sabotage, or damage resulting therefrom; plagues or pandemics; fires, floods, explosions, accidents; riots, strikes, or other concerted acts of workmen, whether direct or indirect; or any causes, whether or not of the same class or kind as those specifically above named, which are not within the control of Company or Contractor respectively, and, which by the exercise of reasonable diligence, Company or Contractor are unable to prevent (each, a “Force Majeure Event”). A Party affected by a Force Majeure Event shall promptly provide written notice to the other Party describing the Force Majeure Event in accordance with specific requirements of the Modifications, Change Orders, and Changes clause of the Agreement, applicable to the circumstances. For clarity, Contractor’s Force Majeure costs are Reimbursable Costs. Failure to provide written notice to the other Party within ten (10) days shall reduce the affected Party’s relief to the extent the other Party is prejudiced. The affected Party shall use commercially reasonable efforts to avoid, mitigate, and overcome the effects of a Force Majeure Event impacting the affected Party, including implementing reasonable work-around measures. Upon cessation of a Force Majeure Event, the affected Party shall promptly resume performance. X. Termination, Cancellation, and Suspension 1. Termination by Company for Default. Should Contractor (i) become insolvent or file bankruptcy or insolvency proceedings, or make an assignment for the benefit of creditors, or has a receiver or trustee appointed over a substantial portion of its assets (“Become Insolvent”), or (ii) should Contractor commit a breach of a material provision of this Agreement, and should Contractor thereafter fail to remedy such breach within thirty days after written demand by Company (unless such breach cannot reasonably be remedied in such thirty days, in which case Contractor (a) must provide a reasonable timeline for remedy, (b) initiate remedy steps within the original thirty day timeframe, and (c) use all reasonable efforts to continue remedy processes without material interruption per the remedy timeline, with cessation of remedy efforts to be deemed a failure to remedy), Company may terminate Agreement and enter upon the Project site and take possession thereof and at the same time instruct Contractor to remove from the Project site all of its Supplies. Upon any such termination, Contractor shall be compensated for all Services through termination and paid all Fee then earned in accordance with the provisions of Article III. Contractor shall be entitled to compensation in accordance with Article III for demobilization costs, but not other termination-for-convenience types of recovery. 2. Suspension by Contractor; Termination by Contractor A. Contractor may suspend or terminate this Agreement (i) Should Company commit a breach of a material provision of this Agreement, and should Company thereafter fail to remedy such breach within thirty days after written demand by Contractor (unless such breach cannot reasonably be remedied in such thirty days, in which case Company (a) must provide a reasonable timeline for remedy, (b) initiate remedy steps within the original thirty day timeframe, and (c) use all reasonable efforts to continue remedy processes without material interruption per the remedy timeline, with a cessation of remedy efforts to be a deemed failure to remedy), (ii) should Company fail to pay amounts due and owing under this Agreement (except as expressly Company is permitted to offset amounts in this Agreement) or otherwise fail to maintain the accounts specified in Exhibit 3 and in accordance with the requirements of Exhibit 3, and Company does not cure such failure within after written demand from Contractor, (iii) should Company Become Insolvent, or (iv) should Contractor reasonably believe, on advice of outside counsel, [*****] [*****]

Confidential 19 B. Should Contractor so suspend this Agreement, (i) Parties agree Contractor shall have no liability for impacts to the Project cost or schedule based on any such suspension and, if Contractor recommences performance of the Services, the Parties agree to negotiate a Change accounting for suspension-based Project schedule and cost impacts, and (ii) Contractor shall be compensated for all Services performed and paid all Fee earned through and during the suspension in accordance with the provisions of Article III; the Parties expressly contemplate that Contractor’s costs during suspension and after resumption of performance following a suspension include, without limitation, Contractor’s reasonable, documented, and direct standby, demobilization, and remobilization costs. Contractor shall not be entitled to anticipated profits, lost business opportunities, or consequential damages as a result of suspension. C. In the event this Agreement is terminated by Contractor, Contractor shall be compensated for all Services performed and paid all Fee earned through termination in accordance with the provisions of Article III, and the Cancellation Charge as defined in Exhibit 3; the Parties expressly contemplate that Contractor’s costs may include, without limitation, Contractor’s reasonable, documented, and direct demobilization costs and subcontractor cancellation charges disclosed to Company. 3. Cancellation by Company for Convenience. Company reserves the right to cancel some or all Services hereunder upon written notice to Contractor. Contractor shall promptly commence termination efforts, and Company expressly acknowledges termination schedules and costs may be impacted by Contractor’s compliance with the terms and conditions of this Agreement and applicable law or regulation (e.g., WARN act). Should Services be so canceled by Company, Contractor shall be compensated for all Services performed and paid all Fee earned through termination, including without limitation reasonable and direct demobilization in accordance with Article III hereof, and the Cancellation Charge as defined in Exhibit 3. 4. Suspension by Company A. Company reserves the right to suspend Contractor’s performance of Agreement upon ten (10) Days’ written notice, unless Contractor agrees in writing to a shorter notice period. Resumptions of Services, including without limitation remobilization efforts, shall be treated a change in accordance with Article II.5 and include, without limitation, Contractor’s reasonable, documented, and direct demobilization and remobilization costs. B. Should Company suspend the Services, Contractor shall be paid in accordance with the provisions of Article III for Services performed and paid all Fee earned to the date of suspension including without limitation reasonable and direct demobilization. C. For suspensions in excess of , the Parties shall meet in good faith to determine whether continuation of the Agreement is practicable. If the Parties cannot agree on a path forward within , Contractor may elect to terminate the Agreement, in which case Contractor’s recovery shall be limited to amounts payable under Article X.3. XI. Safety and Environmental 1. Compliance with Laws A. Contractor shall make every reasonable effort to perform the Services in accordance with applicable laws, rules, regulations, and orders relating to environmental concerns and/or the safety of Contractor’s employees. If, during the performance of the Services, any questions should arise regarding safety or environmental aspects of the Services, Contractor and Company shall mutually agree upon any changes required in the Services pursuant to Article II.5. B. From and after the transfer of care, custody, and control of the Facilities or any portion thereof at Turnover, Company assumes all responsibility for compliance by the Facilities, or portion thereof, with applicable safety [*****] [*****]

and/or environmental laws, rules, regulations, and orders; provided, however, that nothing in this Section relieves Contractor of its contractual obligations prior to Turnover under Agreement.

2. Pre-Existing Conditions and Limitations

A. Company warrants it has disclosed or it shall immediately disclose (or direct Contractor where publicly located on a document by document or item by item basis, and the Parties expressly agree that such public information shall be treated by Contractor in accordance with Section II.2.B.) as information becomes available (i) any and all reports, test results, public records, and other sources of information known to Company which show areas of Contamination at the Project site relevant to Contractor's performance of the Services and (ii) all other relevant information regarding preexisting conditions and limitations at the Project site relevant to Contractor's performance of the Services, including, without limitation, the character, quality, and quantity of surface and substance conditions, materials, and/or obstacles. **ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, TITLE TO, OWNERSHIP OF, AND LEGAL RESPONSIBILITY AND LIABILITY FOR ANY AND ALL CONTAMINATION SHALL AT ALL TIMES REMAIN WITH COMPANY, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL THEORY OF LIABILITY OF THE FLUOR ENTITIES, EXCEPT FOR LIABILITIES AS SET FORTH IN AND LIMITED BY SECTIONS XI.3.B AND XIV.7 ARISING SOLELY OUT OF CONTRACTOR-CAUSED CONTAMINATION.**

B. Should Contractor encounter any utilities, lines, structures, antiquities (e.g., Native American graves or campsites, relics), or unusual materials (e.g., obsidian chips or flakes, bones, darkly stained soils, "arrowheads") not shown on the drawings or not correctly located thereon, Contractor shall promptly stop all work adjacent thereto. Contractor shall promptly notify Company, and the Parties shall address the matter as a change in accordance with Article II.5. In such circumstances, Contractor shall take reasonable steps to secure and stabilize the area to prevent further disturbance or damage until Company issues direction, which direction shall not be unreasonably withheld, conditioned, or delayed.

3. Contamination

A. Company shall, at Company's sole expense and risk, arrange for mitigation, handling, storage, transportation, treatment, and delivery for disposal of Contamination. Company shall be solely responsible for obtaining a disposal site for Contamination. Company shall look to the disposal facility and/or transporter for any responsibility or liability arising from improper disposal or transportation of Contamination. Contractor shall not have or exert any control over Company in Company's obligations or responsibilities as a generator in the mitigation, storage, transportation, treatment, or disposal of any Contamination. Company shall complete and execute any required governmental forms relating to regulated activities, including, without limitation, mitigation, generation, storage, handling, treatment, transportation, or disposal of Contamination. If Contractor executes or completes any required governmental forms relating to regulated activities, including, but not limited to, mitigation, storage, generation, treatment, transportation, handling or disposal of hazardous or toxic materials, Contractor shall be and be deemed to have acted as Company's agent. **COMPANY SHALL RELEASE, DEFEND, INDEMNIFY, AND HOLD THE FLUOR ENTITIES HARMLESS FROM ALL DAMAGES OR PENALTIES PAID BY COMPANY OR CONTRACTOR RESULTING FROM CONTAMINATION, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR ANY OTHER THEORY OF LIABILITY EXCEPT TO THE EXTENT SPECIFIED IN SECTION XI.3.B. AND SUCH CLAIMS ARISE SOLELY OUT OF CONTRACTOR-CAUSED CONTAMINATION AND CONTRACTOR'S OR ITS SUBCONTRACTOR'S ACTIONS OR OMISSIONS**.

B. If Contractor creates Contractor-Caused Contamination or discovers Contamination in course of performing Services, Contractor shall immediately (i) secure the affected area, (ii) commence reasonable efforts to mitigate

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Confidential 21 against further release, (iii) notify Company, and (iv) cooperate in determining the extent of the condition. For Contractor-Caused Contamination, subject to the limitation of liability specified in Article XIV.7, Contractor shall be responsible for its costs associated with (i) and (ii) in the previous sentence. Once notified by Contractor in accordance with this Section XI.3.B, Company shall immediately take over efforts to mitigate against further release of Contamination and otherwise perform its obligations under Section XI.3.A. 4. Additional Safety and Environmental Requirements A. Health Safety Security, and Environmental (“HSSE”) Program Requirements. Contractor shall establish, maintain, and enforce a HSSE program consistent with (i) applicable laws and regulations, and (ii) Contractor’s standard corporate HSSE practices. Contractor shall require that all subcontractors adopt and comply with applicable HSSE requirements. Contractor’s HSSE program will include requirements that (a) Contractor conduct required safety training, toolbox/tailgate meetings, and job hazard analyses appropriate to the Services, (b) Contractor comply with Company’s site HSSE policies, procedures, and requirements, including any site- specific security, industrial safety, and environmental protection requirements applicable to the areas where Contractor performs the Services. Company shall provide Contractor reasonable access to such Company policies and requirements; modifications to Company’s HSSE policies, procedures, and requirements will be addressed in accordance with Article II.5. Where Company’s site requirements conflict with applicable law or materially exceed Contractor’s standard HSSE practices, Contractor shall notify Company, and the Parties shall determine any required adjustments in accordance with Article II.5. B. Incident Notification. In performing the Services, Contractor shall promptly notify Company of any (i) safety incident involving medical treatment or recordable injury, (ii) environmental spill, release, or non-compliance event, (iii) near-miss with high potential consequence, or (iv) violation of applicable HSSE law by Contractor or its subcontractors. Contractor shall use all reasonable efforts to provide a written incident report within twenty-four (24) hours (or such shorter period as required by applicable law) and shall participate in incident investigations, root-cause analyses, and corrective-action development. C. Stop Work Authority. Both Company and Contractor shall have the authority to stop work if either Party reasonably determines that an imminent danger to personnel, the environment, or property exists. Following issuance of a stop work order in its Project site areas of responsibility as set forth in Exhibit 1, Contractor shall take all reasonable efforts to make the area safe in a safe and timely manner. Work shall resume only after the unsafe condition is corrected or as otherwise directed by the Company Representative. Any bona fide stop- work order issued by Contractor shall constitute a Change and any stop-work order issued by Company shall constitute a Change. D. Removal of Personnel. Contractor will maintain control over staffing, onboarding, and personnel changes of its direct resources required to perform the Services; Company, however, may bring to the attention of Contractor Company’s concerns about the capability and/or performance of Contractor’s Project personnel; Company may require Contractor to remove personnel from the Project if (i) the individual no longer able to meet applicable Site or Project access requirements, (ii) the individual violates Contractor’s Safety Procedures or is otherwise a danger to persons and property on the Project or (iii) any other good faith, commercially reasonable grounds impacting practically the performance of Services. Company approval is not required for onboarding, reassignment, or replacement of personnel, provided all individuals meet applicable qualification and clearance requirements. Company will identify such applicable qualification and clearance requirements within fifteen days of the effective date of Agreement; changes to such qualification and clearance requirements shall be handled in accordance with the Article II.5. Contractor will use reasonable efforts to retain staffing for the duration of their assigned work to maintain continuity. E. Environmental Protection and Management. Contractor shall perform the Services in a manner that complies with applicable environmental laws. Contractor shall be responsible for the handling, storage, transportation, and disposal of all waste, debris, and materials generated by Contractor or its subcontractors in the performance

Confidential 22 of the Services, excluding Contamination which is addressed elsewhere in this Agreement. Contractor shall implement spill prevention and response procedures appropriate to the Project. XII. Intellectual Property, Rights in Data 1. Plans and Specifications A. Title to and Requirements for Plans and Specification. Unless otherwise provided in Agreement, drawings and specifications prepared by Contractor pursuant to this Agreement, which Company may require Contractor to supply in accordance with the Agreement, shall become the property of Company as and when paid for by Company. Company will receive the issued-for-construction revision of all deliverables specified in Exhibit 1 in a format compliant with Contractor guidelines and practices. To facilitate consistency, all information will be in the English language unless regulations specifically require translations in different languages. Deviations to the foregoing will be handled in accordance with the Article II.5. B. Contractor’s Background Intellectual Property. Nothing herein shall be construed as limiting Contractor’s ownership of all rights to use its basic know-how, experience, and skills, whether or not acquired during performance of the Services or to perform any engineering, design, or other services for any third party. Company acknowledges that Contractor retains ownership of its pre-existing intellectual property, tools, methods, software, and know-how (“Contractor Background IP”). To the extent Contractor Background IP is necessary to operate, maintain, or repair the Facilities, Contractor hereby grants a Company a perpetual, irrevocable, non-exclusive, worldwide, royalty-free license to use, copy, display, and create derivative works of such Contractor Background IP. C. Company Use of Information. Company agrees to use the information contained in drawings and specifications prepared by Contractor pursuant to this Agreement, solely for the purpose of facilitating or completing construction, maintenance, operation, modification, and/or repair of the Facilities, and not for the duplication thereof, in whole or in part, and agrees not to disclose such information to third parties for any other purpose without Contractor’s prior written consent to not be unreasonably withheld, conditioned, or delayed. Company’s indemnity of Section V.3 shall apply for Company’s misuse of information herein. D. Contractor Use of Information. Contractor shall not disclose or use Company’s deliverables to Contractor, Project site data, or Company-owned Project-specific information for any purpose other than performing the Services without Company’s prior written consent to not be unreasonably withheld, conditioned, or delayed. 2. Secrecy Agreements. The approach to secrecy or confidentiality of information exchanged between Contractor and Company is specified in Exhibit 5 (Nondisclosure Obligation). 3. Intellectual Property. Contractor agrees to include, as a term or condition of each subcontract and purchase order employed by it in the performance of the Services, a commercially reasonable intellectual property indemnification provision with protections similar to Section V.5.A or as otherwise specified in mutually agreed procurement processes specified in Article XIV.2 extending from the subcontractor or supplier under such purchase order or subcontract to Company and Contractor; Contractor agrees to render such assistance to Company as may be reasonably required to enforce the terms of such indemnification by subcontractors and suppliers and Company agrees to compensate Contractor in accordance with Article III, including fee as defined in Exhibit 3, for such services. XIII. Dispute Resolution 1. General Disputes; Discussion Amongst Senior Management. In the event of a dispute between the Parties arising under or relating to this Agreement which cannot be amicably resolved by the Company Representative and the Contractor Representative, such dispute shall, in the first instance, be referred to respective senior management of the Parties hereto for resolution unless waived for a specific dispute by mutual written agreement of the Parties.

Confidential 23 The senior management representatives shall meet (in person or by video conference) within ten (10) days after such referral and shall attempt in good faith to resolve the dispute within thirty (30) days thereafter. 2. Disputes Involving Changes. In the event a dispute arises pursuant to the provisions of Article II.5 hereof, which remains unresolved pursuant to Article XIII.1 for a period of more than thirty (30) days after written referral to such senior management representatives, or as such period may be extended pursuant to their written mutual agreement, such dispute shall be decided exclusively by binding arbitration in accordance with the rules of the American Arbitration Association (the “Rules”) and heard by a single arbitrator having knowledge of engineering and construction law that is either selected by the parties within twenty-one (21) days after the expiration of the foregoing period, or if one is not selected by the parties within such twenty-one day period, then selected by the American Arbitration Association from among arbitrators with a majority of their practice consisting of arbitration in the greater Bethesda, Maryland area and otherwise in accordance with the terms of Article XIII.4, below. 3. Disputes Other Than for Changes. Except to the extent required or permitted by Article XIII.1 and 2, all claims, disputes and other matters in question arising out of or relating to this Agreement or the breach thereof shall be exclusively decided by binding arbitration in accordance with the following: A. ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH THEREOF, SHALL BE EXCLUSIVELY AND FINALLY SETTLED BY ARBITRATION. THE RULES OF ARBITRATION TO BE EMPLOYED ARE THE AMERICAN ARBITRATION ASSOCIATION FOR THE GREATER HOUSTON, TEXAS AREA AND THE PLACE OF ARBITRATION IS THE GREATER BETHESDA, MARYLAND AREA. EACH PARTY HERETO AGREES NOT TO ASSERT AS A DEFENSE IN ANY PROCEEDING THAT THIS AGREEMENT IS NOT SUBJECT TO THE GOVERNING LAW AS STATED IN THIS AGREEMENT. IN THE EVENT OF A DISPUTE, INCLUDING BUT NOT LIMITED TO COMMERCIAL DISPUTE, BETWEEN THE PARTIES OR A DISPUTE CONNECTED WITH A PERSONAL INJURY OR PROPERTY DAMAGE CLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH THEREOF, THE PARTIES SHALL SUBMIT THE DISPUTE TO NON-BINDING MEDIATION AND SHALL MAKE A GOOD- FAITH EFFORT TO RESOLVE THE DISPUTE THROUGH THE MEDIATION PROCESS. IN THE EVENT THE PARTIES ARE UNABLE TO RESOLVE THEIR DISPUTE THROUGH MEDIATION PURSUANT TO THIS ARTICLE WITHIN THIRTY (30) DAYS AFTER SUCH MEDIATION SESSION, SUCH DISPUTE SHALL BE SETTLED EXCLUSIVELY AND FINALLY BY BINDING ARBITRATION. B. THE ARBITRATORS SHALL NOT BE AUTHORIZED OR EMPOWERED TO AWARD PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES EXCEPT TO THE EXTENT SUCH DAMAGES ARE EXPRESSLY PERMITTED UNDER THIS AGREEMENT (INCLUDING FOR INDEMNIFIED THIRD-PARTY CLAIMS). THE PARTIES EXPRESSLY AGREE THAT THE ARBITRATORS SHALL DECIDE ANY AND ALL DISPUTES BETWEEN THE PARTIES AND ENFORCE THE RIGHTS, OBLIGATIONS, LIABILITIES, AND REMEDIES OF THE PARTIES IN STRICT ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT, AND THE APPLICATION OF VIRGINIA LAW NOTWITHSTANDING ANYTHING IN VIRGINIA LAW THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, AND THAT THE SELECTION OF ARBITRATORS SHALL BE BASED ON THEIR AGREEMENT TO THE FOREGOING PRINCIPLES. EXCEPT AS OTHERWISE PROVIDED IN ARTICLE XIII.2, THE ARBITRATION SHALL BE CONDUCTED BY THREE ARBITRATORS WHO WILL BE APPOINTED AND WILL ACT AS FOLLOWS: C. THE PARTY REQUESTING ARBITRATION SHALL, SIMULTANEOUSLY WITH SUCH REQUEST, APPOINT ONE ARBITRATOR AND SHALL NOTIFY THE OTHER OF SUCH APPOINTMENT TOGETHER WITH SUCH ARBITRATOR’S ACCEPTANCE. WITHIN THIRTY DAYS FROM THE RECEIPT OF SUCH NOTICE, THE OTHER PARTY SHALL APPOINT ANOTHER ARBITRATOR AND SHALL NOTIFY THE REQUESTING PARTY OF SUCH APPOINTMENT TOGETHER WITH THE SECOND ARBITRATOR’S ACCEPTANCE. THE THIRD ARBITRATOR, WHO SHALL ACT AS

Confidential 24 CHAIRMAN OF THE ARBITRATION PANEL, SHALL BE APPOINTED BY THE OTHER TWO ARBITRATORS WITHIN THE FOLLOWING THIRTY DAYS. IN THE EVENT EITHER PARTY FAILS TO APPOINT AN ARBITRATOR OR IN THE EVENT NO AGREEMENT IS REACHED BETWEEN THE TWO ARBITRATORS AS TO THE APPOINTMENT OF THE CHAIRMAN OF THE ARBITRATION PANEL IN ACCORDANCE WITH THE FOREGOING PROVISIONS, SUCH ARBITRATOR OR ARBITRATORS SHALL BE APPOINTED, UPON APPLICATION BY THE INTERESTED PARTY, BY THE AMERICAN ASSOCIATION OF ARBITRATION (AAA). D. ARBITRATION UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT, 9 U.S.C.S. § 1 ET SEQ. THE PARTIES STIPULATE AND AGREE THAT PORTIONS OF CONTRACTOR’S SERVICES WILL BE PERFORMED IN OHIO AND ELSEWHERE AND CONTRACTOR’S SERVICES INVOLVES INTERSTATE COMMERCE. THEREFORE, THE PARTIES ACKNOWLEDGE AND AGREE THAT THE FEDERAL ARBITRATION ACT PREEMPTS STATE LAW THAT MAY OTHERWISE BE APPLICABLE. THE LAWS OF THE STATE OF VIRGINIA SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND EFFECT OF THIS AGREEMENT, EXCLUDING ANY CHOICE OF THE LAW RULES WHICH WOULD OTHERWISE REQUIRE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. E. THE LANGUAGE OF THE ARBITRATION SHALL BE ENGLISH. F. THE AWARD OF THE ARBITRATORS SHALL BE FINAL AND SHALL BE SUBJECT TO ONLY THOSE APPEALS OR CHALLENGES PERMITTED UNDER THE FEDERAL ARBITRATION ACT. JUDGMENT ON THE AWARD MAY BE ENTERED IN ANY COURT HAVING APPROPRIATE JURISDICTION. IN THE EVENT ARBITRATION PROCEEDINGS ARE INITIATED UNDER THIS ARBITRATION CLAUSE, PENDING SUCH PROCEEDINGS AND UNTIL A FINAL AWARD IS RENDERED PURSUANT THERETO, ANY SUBSEQUENT CONTROVERSY ARISING BETWEEN THE PARTIES SHALL BE EXCLUSIVELY SUBMITTED FOR FINAL DECISION BY THE ARBITRATORS IN THE ARBITRATION PROCEEDINGS ALREADY PENDING. DURING THE PENDENCY OF ANY DISPUTE, CONTRACTOR SHALL CONTINUE PERFORMANCE OF THE SERVICES TO THE EXTENT PRACTICABLE AND NOT PRECLUDED BY SAFETY, REGULATORY, OR LEGAL REQUIREMENTS, AND COMPANY SHALL CONTINUE TO PAY ALL UNDISPUTED AMOUNTS. XIV. General Provisions 1. Independent Contractor. Contractor shall be an independent contractor with respect to the Services to be performed hereunder. Except as specified in Article XI and Exhibit 4, neither Contractor nor its subcontractors, nor the employees of either, shall be deemed to be the servants, employees, or agents of Company. Nothing in this Agreement shall be interpreted to give Contractor authority to bind Company except as expressly authorized in writing. 2. Subcontracts Contractor may enter into agreements with one or more third parties to perform all or any portion of the Services. For all third-party agreements, supplier agreements, or subcontracts entered by Contractor for work related hereto, Contractor shall perform reasonable commercial due diligence and shall oversee and coordinate their performance in a commercially reasonable manner. Title to all Supplies purchased for incorporation into the Facilities shall vest in Company upon the earlier of (i) payment by Company for such Supplies, or (ii) delivery of such Supplies to the Project site. Company shall provide a listing of Company-specified Contractor procurement requirements (e.g., lien waiver forms, warranties Contractor is to obtain from its subcontractors and suppliers and the process for obtaining deviations to such

Confidential 25 warranties, and types and amounts of bonds from Contractor’s construction subcontractors) to Contractor in writing; the Parties shall agree to a processes for obtaining Company’s written approval to waive Company-specified Contractor procurement requirements. For subcontracts issued by Contractor, Company shall provide the following approvals; these approvals may be accomplished through the recurring monthly approvals documented in Article II.4.L or individual documented approvals. Company shall provide the following written approvals by letter, email, or approval within the Contractor’s system, which approvals shall not be unreasonably withheld, conditioned, or delayed: Estimates for procurement actions; Requisitions for procurement actions; Purchase Order/Subcontract routing guide, to include Company authorization method to procure; Purchase Order/Subcontract award via Company authorizing the Purchase Order/Subcontract; Purchase Order/Subcontract Change Order/Modification routing guide, to include Company authorization to issue change orders/modifications; and Commitments and accruals on no less than a monthly basis. Once terms are approved, in lieu of repeating this individual approval process for counterparties, Contractor shall only send to Company as part of the procurement process material changes or deviations from agreed terms; de minimus and/or non- material deviations need not be submitted to Company for approval. For its subcontractors, in accordance with Company-specified Contractor procurement requirements, Contractor shall require subcontractors at any tier performing construction work to furnish payment and performance bonds or other security reasonably acceptable to Company. Such subcontractor sureties shall meet the requirements of Article VI.4.C. and Company retains the right to direct Contractor to obtain replacement sureties from Contractor’s subcontractors for the reasons and within the timeframe described in Article VI.4.D. Company shall compensate Contractor for all subcontractor bonding requirements, including without limitation replacement of subcontractor sureties, in accordance with Article III. 3. Assignment. This Agreement shall not be assignable by either Party without the prior written consent of the other Party hereto. Any attempted assignment without such consent shall be null and void. No assignment of this Agreement shall be valid until this Agreement shall have been assumed by the assignee. When duly assigned in accordance with the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the assignee. Notwithstanding the foregoing, Company may assign this Agreement for financing or corporate restructuring purposes upon prior written notice to Contractor, provided such assignment does not materially impair Contractor’s rights. 4. Audit and Maintenance of Records. Company shall have the right to audit and inspect Contractor’s Project records and Project accounts covering costs hereunder at all reasonable times during the course of and relating to the Services and for a period of one year after the date of the invoice related thereto, provided, however, the purpose of any such audit shall be only for verification of such costs and Contractor shall not be required to keep records of or provide access to those of its costs covered by allowances, fixed rates, or of costs which are expressed in terms of percentages of other costs (e.g., a multiplier). Third party auditors and accountants must sign Contractor’s confidentiality agreement prior to the commencement of the audit. Third-party auditors and accountants must, prior to the commencement of the audit, demonstrate that they comply with Contractor’s data handling and security standards to the extent commercially reasonable and no less restrictive than those requirements provided in Exhibit 8. In addition, third-party auditors and accountants must comply with all local and national data privacy laws. All third-party audits and accountants compensated in whole or in part on a contingency basis are prohibited from auditing this Agreement. 5. Surplus Supplies. It is understood that in performing work of the scope and complexity of the Services to be performed hereunder, it is necessary and inevitable that certain surplus Supplies be purchased by Contractor. The purchase price and transportation costs of such surplus Supplies shall be considered costs of the Services to the

Confidential 26 same extent as any Supplies incorporated into the Services and/or Facility. Contractor shall, as soon as it is feasible to do so, determine and advise Company what Supplies are surplus Supplies and thereafter shall manage the disposal of such Supplies as directed by Company in writing. Any proceeds from disposal shall be credited to Company. Contractor shall not dispose of Company-owned Supplies without Company’s written direction. 6. Notices A. All notices pertaining to this Agreement shall be in writing. B. All notices to Company, shall be sufficient when sent registered or certified mail or telecopied/electronic mail to Company at the following address(es): . C. All notices to Contractor shall be sufficient when sent registered or certified mail or telecopied/electronic mail to Contractor to the following address(es): . D. Notices sent by email shall be deemed received on the Business Day sent if sent before 5 p.m. local time of the Project site, otherwise the next Business Day. 7. Waivers and Limitations of Liability A. EXCEPT AS OTHERWISE ADDRESSED IN THIS AGREEMENT, INDEMNITIES AGAINST, RELEASES FROM, ASSUMPTIONS OF AND LIMITATIONS ON LIABILITY EXPRESSED IN THIS AGREEMENT, AS WELL AS WAIVERS OF SUBROGATION RIGHTS, SHALL APPLY EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE, OR STRICT LIABILITY OF THE PARTY INDEMNIFIED OR RELEASED OR WHOSE LIABILITY IS LIMITED OR ASSUMED OR AGAINST WHOM RIGHTS OF SUBROGATION ARE WAIVED AND SHALL EXTEND TO THE FLUOR ENTITIES AND PARTIES AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, PARENT, PARENT- CONTROLLED, AND PARTY-CONTROLLED SUBSIDIARY ENTITIES (TO THE EXTENT SUCH ENTITIES ARE INVOLVED IN THE PERFORMANCE OF SERVICES). B. NOTWITHSTANDING ALL OTHER PROVISIONS IN THIS AGREEMENT, CONTRACTOR SHALL IN THE PERFORMANCE OF THE SERVICES NOT BE LIABLE FOR ANY DAMAGE OR LOSS TO PROPERTY TO THE EXTENT CAUSED BY THE PERILS OF WAR, INSURRECTION, REVOLUTION, NUCLEAR REACTION OR INCIDENT, OR OTHER EXTRAORDINARY PERILS AS MAY BE EXCLUDED UNDER THE SCOPE AND PROCEEDS OF THE INSURANCE COVERAGE PROVIDED PURSUANT TO ARTICLE VI AND INDEMNIFICATION PROVIDED BY COMPANY UNDER ARTICLE V. C. EXCEPT FOR (I) THIRD PARTY CLAIMS SUBJECT TO INDEMNIFICATION UNDER SECTIONS V.1, V.3, AND V.5, OR (II) BREACH OF ITS CONFIDENTIALITY OR INTELLECTUAL-PROPERTY OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE, OR INDIRECT DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, OR INCREASED OPERATING COSTS AND MAINTENANCE OR STAFFING NEEDS, ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER THE SAME MAY BE CAUSED, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT, OR CONCURRENT), WILLFUL MISCONDUCT, STRICT LIABILITY OR OTHER THEORY OF LEGAL LIABILITY. [*****] [*****]

Confidential 27 D. FOLLOWING THE TURNOVER OF AN ITEM, COMPANY SHALL BE RESPONSIBLE FOR THE OWNERSHIP, USE, AND OPERATION OF SUCH ITEM AND ALL LIABILITIES ASSOCIATED WITH SUCH ITEM; PROVIDED, CONTRACTOR SHALL, SUBJECT TO THE LIMITATIONS SET FORTH IN THIS AGREEMENT, REMAIN LIABLE FOR POST-TURNOVER WARRANTY WORK AS SET FORTH ARTICLE IV.4. E. THE REMEDIES SET FORTH HEREIN GOVERN THE PARTIES’ RESPECTIVE RIGHTS AND OBLIGATIONS ARISING OUT OF OR RELATING TO THE SERVICES AND THIS AGREEMENT, WITHOUT LIMITING OR WAIVING ANY RIGHTS, INDEMNITIES, OR REMEDIES THAT ARE EXPRESSLY PRESERVED ELSEWHERE IN THIS AGREEMENT OR THAT CANNOT BE WAIVED AS A MATTER OF LAW. F. EXCEPT FOR (I) LIABILITY ARISING FROM THE WILLFUL MISCONDUCT OF MANAGEMENT EMPLOYEES, (II) BREACH OF CONFIDENTIALITY OR INTELLECTUAL-PROPERTY OBLIGATIONS, AND (III) ANY LIABILITY THAT CANNOT LEGALLY BE LIMITED, CONTRACTOR’S TOTAL AGGREGATE LIABILITY FOR POST-TURNOVER WARRANTY OBLIGATIONS UNDER ARTICLE IV SHALL IN NO EVENT EXCEED HOWEVER THE SAME MAY BE CAUSED, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT OR CONCURRENT), WILLFUL MISCONDUCT OF MANAGED PARTIES, STRICT LIABILITY OR OTHER THEORY OF LEGAL LIABILITY OF THE FLUOR ENTITIES. G. EXCEPT FOR (I) LIABILITY ARISING FROM THE WILLFUL MISCONDUCT OF MANAGEMENT EMPLOYEES, (II) BREACH OF CONFIDENTIALITY OR INTELLECTUAL-PROPERTY OBLIGATIONS, AND (III) ANY LIABILITY THAT CANNOT LEGALLY BE LIMITED, CONTRACTOR’S TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED , HOWEVER THE SAME MAY BE CAUSED, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT OR CONCURRENT), WILLFUL MISCONDUCT OF MANAGED PARTIES, STRICT LIABILITY OR OTHER THEORY OF LEGAL LIABILITY OF THE FLUOR ENTITIES. H. ANY CONTRACTOR LIABILITY UNDER SECTIONS XIV.7.F AND XIV.7.G FOR WILLFUL MISCONDUCT SHALL IN NO EVENT EXCEED HOWEVER THE SAME MAY BE CAUSED, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT OR CONCURRENT), WILLFUL MISCONDUCT, STRICT LIABILITY OR OTHER THEORY OF LEGAL LIABILITY OF THE FLUOR ENTITIES. I. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, CONTRACTOR’S TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT, UNDER SECTIONS XIV.7.F, XIV.7.G, AND XIV.7.H, SHALL NOT EXCEED , HOWEVER THE SAME MAY BE CAUSED, EVEN IN THE EVENT OF THE FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE, JOINT OR CONCURRENT), WILLFUL MISCONDUCT, STRICT LIABILITY OR OTHER THEORY OF LEGAL LIABILITY OF THE FLUOR ENTITIES, EXCEPT FOR (I) BREACH OF CONFIDENTIALITY OR INTELLECTUAL PROPERTY OBLIGATIONS, AND (II) ANY LIABILITY THAT CANNOT LEGALLY BE LIMITED. 8. Interpretation A. Headings and titles of Articles, sections, paragraphs, and other subparts of this Agreement are for convenience of reference only and shall not be considered in interpreting the text of this Agreement. [ [*****] [*****] [*****] [*****]

Confidential 28 B. The Parties agree to look solely to each other with respect to the obligations and liability arising in connection with this Agreement and the Services performed hereunder. This Agreement and all provisions hereof are for the exclusive benefit of Company and Contractor and not for the benefit of any third party, except to the extent such benefits have been expressly extended pursuant to this Agreement. C. In the event that any of the provisions, or portions, or applications thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, an arbiter, or a panel of arbiters, Company and Contractor shall negotiate an equitable adjustment in the provisions of this Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions, or portions, or applications thereof, shall not be affected thereby. D. The provisions of this Agreement which by their nature are intended to survive the termination, cancellation, completion, or expiration of the Agreement, including without limitation any expressed limitations of or releases from liability, shall continue as valid and enforceable obligations of the parties notwithstanding any such termination, cancellation, completion, or expiration. 9. Export and Trade Control. The Parties shall adhere to all Federal, state and local, laws, regulations, rules, orders, directives, permits, licenses, authorizations, and other requirements applicable to the pursuit and performance of the Contract. This shall include, but not be limited to, the following: A. Parties agree and acknowledge the following: 1) Each Party is solely responsible for its compliance with all applicable export control laws, regulations, and other requirements of the U.S. Government and the Government of any other country in which the Party conducts business (collectively, “Export Requirements”). Export Requirements include, but are not limited to, International Traffic in Arms Regulations (22 C.F.R. Parts 120-130) and Export Administration Regulations (15 C.F.R. Parts 730-774). 2) A disclosing Party is not required to identify or affirmatively mark information disclosed to receiving Party under Agreement as subject to Export Requirements. Disclosures from disclosing Party may bear markings designating all or a portion of a disclosure as subject to Export Requirements, but receiving Party is not entitled to rely on the presence or lack of such markings. 3) Receiving Party shall not export or re-export any export-controlled item, data, or services received from or disclosed by disclosing Party under Agreement, to include the direct product of such, requiring a license or governmental authorization unless in compliance with, or under an applicable exemption or exception to, Export Requirements. 4) Each Party will promptly notify the other Parties if the Party is, or becomes, listed in any Denied Parties List or if the Party’s export privileges are otherwise denied, suspended, or revoked in whole or in part by any governmental entity or agency. B. Parties certify, each to the other, that they are complying, and shall remain in compliance, with all applicable anti-corruption and anti-bribery laws, including without limitation the U.S. Foreign Corrupt Practices Act of 1977, as amended. 10. Funding and Mandatory Flow Down Requirements. As of the effective date of this Agreement, no funds paid or to be paid to Contractor under this Agreement shall be from Government funds, contracts, grants, or any other agreement between Company and the Government having flow down requirements or obligations imposed on Contractor, and Contractor shall not, under any circumstances, be, or be considered to be, a recipient or subrecipient of any such Government funds, contracts, grants, or other agreements between Company and the Government; however, the Parties acknowledge and agree that U.S. Department of Energy (“DOE”) funds may be used in the future to fund this Agreement. If and when the Company desires to use such DOE monies to fund this Agreement,

Confidential 29 any mandatory flow down requirements for the application of Government funds, contracts, grants, or similar agreement(s) between Company and Government to this Agreement will be accepted by the Parties and formally documented via a bilateral modification to this Agreement. Company agrees that Contractor shall be entitled to (i) Modifications to the terms and conditions of this Agreement or Exhibit 3 to this Agreement account for (a) risks inherent in any such mandatory flow down requirements and (b) any conflicts between such mandatory flow down requirements and this Agreement and (ii) Change Orders and Changes relating to the addition of any mandatory flow down clauses. 11. A. Definitions. For this Section XIV.11: 1) “Process Engineering Personnel” means Contractor’s employees and leased labor personnel who performed material process engineering services for the Project under this Agreement; these employees and leased labor personnel are shown by position in Exhibit 10, which exhibit will be updated as needed throughout the Project; and 2) “Design Maturity” means when Contractor’s Process and Instrumentation Diagrams (P&IDs) for the last Item is released Issued for Construction (IFC) in accordance with Agreement requirements. B. . Excluded from the foregoing are . C. Training. Contractor will have its Process Engineering Personnel execute an acknowledgement of the confidentiality provisions and obligations of this Agreement. On written request by Company, Contractor shall identify such Process Engineering Personnel, to include names, titles, and dates on the Project, who executed such confidentiality obligation acknowledgement. D. Injunctive Relief. The Parties acknowledge an actual or threatened breach of the confidentiality obligations of this Agreement may cause irreparable harm and the affected Party shall be entitled to seek injunctive relief without bond to the extent permitted by law in a court of appropriate jurisdiction in the State of Virginia. E. Enforceability. The provisions of this Section XIV.11 apply only to the extent permitted by applicable law, regulation, order, and/or directive. In the event a governmental enforcement agency asserts that any aspect of this Section XIV.11 is non-compliant with applicable law, regulation, order, and/or directive, (i) the Party in receipt of such assertion shall promptly notify the other Party in writing of such assertion, with such notification to include a copy of a written assertion, and (ii) on receipt of such assertion by a governmental enforcement agency, the Parties shall promptly confer to assess the validity of the assertion; thereafter, (a) if the Parties agree that the assertion is correct and/or valid, then the Parties will cooperate reasonably to revise the provisions of this Section XIV.11 to remedy any non-compliance and terminate those provisions which cannot be remedied or (b) if the Parties do not agree that the assertion is correct and/or valid or how to remedy the non-compliance, the Parties shall within ten (10) days submit to binding mediation (with a mediator to be mutually agreed) to resolve the dispute and allocate responsibility for any costs incurred during the period between notice of non-compliance receipt and resolution. [*****] [*****] [*****]

Confidential 30 F. Survival. The provisions of this Section XIV.11 shall survive the termination of this Agreement for the earlier of (i) two years following Design Maturity, (ii) two (2) years if Contractor is terminated by Company for default, or (iii) one (1) year if Contractor is terminated by Company for other than Contractor’s default. 12. Entire Agreement A. This Agreement consists of this contract document and the following attachments: 1) The terms and conditions of this contract document 2) Exhibit 1 (Statement of Work) 3) Exhibit 2 (Contractor Assumptions and Exclusions) 4) Exhibit 3 (Compensation and Payment) 5) Exhibit 5 (Nondisclosure Obligation) 6) Exhibit 6 (Exhibit A, Statement of Work, Technical Services Agreement effective 9/4/25) 7) Exhibit 7 (Quality Requirements) 8) Exhibit 8 (Data Security) 9) Exhibit 9 (Contractor’s Centrus Project Management Organization Chart) 10) Exhibit 10 (Contractor Process Engineering Personnel) B. This Agreement, as defined in Article XIV.12.A, sets forth the full and complete understanding of the Parties as of the date first above stated, and, unless expressly provided otherwise in Agreement, it supersedes any and all agreements and representations made or dated prior thereto. In the event of any conflict between this contract document and any of the Exhibits hereto, the following order of precedence applies: 1) The terms and conditions of this contract document 2) Exhibit 2 (Contractor Assumptions and Exclusions) 3) Exhibit 1 (Statement of Work) 4) Exhibit 3 (Compensation and Payment) 5) Exhibit 5 (Nondisclosure Obligation) 6) Exhibit 6 (Exhibit A, Statement of Work, Technical Services Agreement effective 9/4/25) 7) Exhibit 7 (Quality Requirements) 8) Exhibit 8 (Data Security) 9) Exhibit 9 (Contractor’s Centrus Project Management Organization Chart) 10) Exhibit 10 (Contractor Process Engineering Personnel) 13. This Agreement is intended to terminate and supersede the technical services agreement effective September 4, 2025, between Company and Contractor found on Exhibit 6; the Parties agree any outstanding elements of the statement of work, Exhibit A, of the Parties’ September 4, 2025, technical services agreement, shall be performed under this Agreement; following the effective date, the Parties will work promptly to fund, create accounts, and transition the work from the Exhibit 6 agreement to this Agreement. Following such set up and transition, the Parties will agree in writing to terminate the Exhibit 6 agreement. 14. THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY, AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING WITHOUT LIMITATION THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITIES AGAINST, AND LIMITATIONS OF LIABILITY, AND LIMITATIONS OF REMEDIES WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, MAY HAVE NOT BEEN SO IDENTIFIED AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT THEY RELY SOLELY ON THEIR OWN JUDGMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS THEY MAY HAVE RECEIVED FROM THEIR OWN COUNSEL, AND THEY HAVE NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY

Confidential 31 OR ITS COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION. [Signature page follows this page.]

Confidential  32  IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first  above written.   American Centrifuge Operating, LLC  Fluor Federal Services, Inc.  By: _______________________________  By: _______________________________  Title: ______________________________  Title: ______________________________  Date: ______________________________  Date: ______________________________  Digitally signed by smi32859 DN: cn=smi32859, email=bobby.d.smith@fluorgov.com Date: 2026.01.28 16:30:25 -05'00'Amir Vexler Digitally signed by Amir Vexler Date: 2026.02.09 20:13:12 -05'00'